UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2018

CITIZENS FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36636	05-0412693
(State or other jurisdiction of incorporation )	(Commission File No.)	(IRS Employer Identification No.)

One Citizens Plaza Providence, RI	02903
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (401) 456-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02(b), (d)       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements of Certain Officers.

On December 13, 2018, the Board of Directors (the “Board”) of Citizens Financial Group, Inc. (the “Company”) elected Mr. Edward J. Kelly III to the Company’s Board effective February 1, 2019.

Mr. Kelly most recently served as Chairman of Citigroup’s Institutional Clients Group from 2011 until his retirement in July 2014. Mr. Kelly’s appointment will temporarily expand the Board to 14 directors until the Company’s next annual meeting of shareholders in April 2019. He will serve on the Compensation and Human Resources and Nominating and Corporate Governance Committees of the Board. Mr. Kelly will receive compensation for his services pursuant to the Citizens Financial Group, Inc. Non-Employee Directors Compensation Policy.

The Company also announced that Mr. Arthur F. Ryan, who has served on the Board since 2009, will retire from the Board after his current term expires at the annual meeting of shareholders in April 2019, as he has reached the mandatory retirement age under the Company’s Corporate Governance Guidelines. Mr. Ryan is the Company’s lead independent director, chair of the Compensation and Human Resources Committee, and serves on the Nominating and Corporate Governance Committee.

The Company previously announced that Mr. Terrance Lillis will also join the Board effective February 1, 2019, and that Mr. Anthony Di Iorio will retire from the Board after his current term expires at the annual meeting of shareholders in April 2019, as he has reached the mandatory retirement age under the Company’s Corporate Governance Guidelines.

A copy of the Company’s press release announcing Mr. Kelly’s appointment and Mr. Ryan’s retirement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01       Financial Statements and Exhibits.

(d)	Exhibit 99.1	Press Release issued by the Company, dated December 19, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL GROUP, Inc.

By:	/s/ Stephen T. Gannon
Stephen T. Gannon
Executive Vice President and General Counsel

Date: December 19, 2018